LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        NOVEMBER 1-30, 2002                         DISTRIBUTION DATE: DEC 16 2002
DETERMINATION DATE:       DEC 10 2002                                 REPORT BRANCH:     2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1        CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%          14.20%          30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00   35,500,000.00   75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00   35,500,000.00   75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                         1.840%          2.470%         3.175%         3.983%                        8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
     APR                      14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate    0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio      14.78400%
Initial Weighted Average
     Remaining Term               64.00
Initial Weighted Average
     Original Term                67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                  TOTAL        CLASS A-1         CLASS A-2  CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         234,263,732.06  20,235,820.10  75,000,000.00  58,000,000.00  74,000,000.00  227,235,820.10  7,027,911.96
Total Note Balance         234,396,001.58  20,235,820.10  75,000,000.00  58,000,000.00  74,000,000.00  227,235,820.10  7,160,181.48

EOP:
Class Percentages                 100.00%                                                                       97.00%         3.00%
Number of Current Month
     Closed Contracts                 180
Number of Reopened Loans                0
Number of Contracts - EOP          13,664
Total Pool Balance - EOP   229,033,231.18  15,162,234.25  75,000,000.00  58,000,000.00  74,000,000.00  222,162,234.25  6,870,996.93
Total Note Balance - EOP   229,211,476.92  15,162,234.25  75,000,000.00  58,000,000.00  74,000,000.00  222,162,234.25  7,049,242.67

Class Collateral Pool Factors  0.91684591     0.42710519     1.00000000     1.00000000     1.00000000                    0.93989902

Weighted Average APR of
     Remaining Portfolio        14.80780%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                    0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio     14.80780%
Weighted Average
     Remaining Term                 60.97
Weighted Average
     Original Term                  66.67

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                      CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
      Principal                                                      2,399,249.09
      Interest                                                       2,809,689.78
Early Payoffs:
      Principal Collected                                            2,114,117.29
      Early Payoff Excess Servicing Compensation                             0.02
      Early Payoff Principal Net of Rule of 78s Adj.                 2,114,117.27                 132
      Interest                                                          24,012.96
Liquidated Receivable:
      Principal Collected                                               49,509.14
      Liquidated Receivable Excess Servicing Compensation                    0.00
      Liquidated Receivable Principal Net of Rule of 78s Adj.           49,509.14                  48
      Interest                                                            (556.90)
Cram Down Loss:
      Principal                                                              0.00
Purchase Amount:
      Principal                                                              0.00                   0
      Interest                                                               0.00
                               Total Principal                       4,562,875.50
                                Total Interest                       2,833,145.84
                              Total Principal and Interest           7,396,021.34
Recoveries                                                             335,945.26
Excess Servicing Compensation                                                0.02
Late Fees & Miscellaneous Fees                                          27,924.06
Collection Account Customer Cash                                     7,759,890.68
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                     7,549.81
Servicer Simple Interest Shortfall or (Excess)                           5,110.27
Simple Interest Excess to Spread Account                                     0.00
Available Funds                                                      7,772,550.76

------------------------------------------------------------------------------------------------------------------------------------
                                                                        DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                               AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                       7,772,550.76
Monthly Dealer Participation Fee                           0.00        7,772,550.76              0.00
Prior Unpaid Dealer Participation Fee                      0.00        7,772,550.76
Servicing Fees:
      Current Month Servicing Fee                    429,483.51
      Prior Period Unpaid Servicing Fee                    0.00
      Late Fees & Miscellaneous Fees                  27,924.06
      Excess Servicing Compensation                        0.02
        Total Servicing Fees:                        457,407.59        7,315,143.17              0.00
Senior Strip:                                         48,804.94        7,266,338.23              0.00
Indenture Trustee Fee                                    683.66        7,265,654.57              0.00
Custodian Fee                                          4,099.62        7,261,554.95              0.00
Backup Servicer Fee                                    4,197.23        7,257,357.72              0.00
Prior Unpaid Indenture Trustee Fee                         0.00        7,257,357.72              0.00
Prior Unpaid Custodian Fee                                 0.00        7,257,357.72              0.00
Prior Unpaid Backup Servicing Fee                          0.00        7,257,357.72              0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
`                                                                                         DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                             32,062.53        7,225,295.19              0.00
                              Prior Carryover Shortfall                      0.00        7,225,295.19
Class A-2 Note Interest:      Current Month                            154,375.00        7,070,920.19              0.00
                              Prior Carryover Shortfall                      0.00        7,070,920.19
Class A-3 Note Interest:      Current Month                            153,458.33        6,917,461.86              0.00
                              Prior Carryover Shortfall                      0.00        6,917,461.86
Class A-4 Note Interest:      Current Month                            245,618.33        6,671,843.53              0.00
                              Prior Carryover Shortfall                      0.00        6,671,843.53
Class A-1 Note Principal:     Current Month                          5,073,585.85        1,598,257.68              0.00
                              Prior Carryover Shortfall                      0.00        1,598,257.68
Class A-2 Note Principal:     Current Month                                  0.00        1,598,257.68              0.00
                              Prior Carryover Shortfall                      0.00        1,598,257.68
Class A-3 Note Principal:     Current Month                                  0.00        1,598,257.68              0.00
                              Prior Carryover Shortfall                      0.00        1,598,257.68
Class A-4 Note Principal:     Current Month                                  0.00        1,598,257.68              0.00
                              Prior Carryover Shortfall                      0.00        1,598,257.68
Certificate Insurer:          Premium                                   64,797.32        1,533,460.36              0.00
                              Reimbursement Obligations                      0.00        1,533,460.36
Expenses:                     Trust Collateral Agent                     7,500.00        1,525,960.36              0.00
                              Indenture Trustee                              0.00        1,525,960.36              0.00
                              Custodian                                      0.00        1,525,960.36              0.00
                              Backup Servicer                                0.00        1,525,960.36              0.00
Senior Strip Allocation                                                      0.00        1,525,960.36
Class B Note Interest:        Current Month                             50,717.95        1,524,047.35              0.00
                              Prior Carryover Shortfall                      0.00        1,524,047.35
Distribution to the Class B Reserve Account                             48,804.94        1,475,242.41
Distribution (from) the Class B Reserve Account                              0.00        1,475,242.41
Distribution to (from) the Spread Account                            1,475,242.41                0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
      BOP Liquidated Receivable Principal Balance                      717,134.52
      Liquidation Principal Proceeds                                    49,509.14
      Principal Loss                                                   667,625.38
      Prior Month Cumulative Principal Loss LTD                      1,069,811.62
      Cumulative Principal Loss LTD                                  1,737,437.00

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF TOTAL POOL
DELINQUENCY STATUS:             # OF CONTRACTS        AMOUNT               BALANCE
Current                                 10,171    169,923,976.89           74.19%
1-29 Days                                3,230     54,784,454.67           23.92%
30-59 Days                                 145      2,384,712.92            1.04%
60-89 Days                                  71      1,151,846.14            0.50%
90-119 Days                                 34        568,512.87            0.25%
120 Days or More                            13        219,727.69            0.10%
Total                                   13,664    229,033,231.18          100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                    Trigger          Trigger       Event of Default       Event of
                               Current Month       Threshold          Event            Threshold           Default
Average Delinquency Ratio       1.20651%             8.00%              NO              10.00%               NO
Cumulative Default Rate            1.03%             5.53%              NO               7.00%               NO
Cumulative Loss Rate               0.36%             2.76%              NO               3.50%               NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                  CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                     # OF CONTRACTS     AMOUNT*                                         # OF CONTRACTS     AMOUNT*
        Prior Month Inventory               47        778,007.15             Prior Month Inventory              8        139,782.96
          Current Month Repos               39        678,943.82               Current Month Repos             40        653,691.25
    Repos Actually Liquidated               36        592,817.78      Repos from Trust Liquidation              0              0.00
             Repos Liquidated                                            Repos Actually Liquidated             40        662,533.44
               at 60+ or 150+                0              0.00
                Dealer Payoff                0              0.00                     Dealer Payoff              0              0.00
             Redeemed / Cured                1         12,906.30                  Redeemed / Cured              0              0.00
              Purchased Repos                0              0.00                   Purchased Repos              0              0.00
      Current Month Inventory               49        851,226.89           Current Month Inventory              8        130,940.77

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                                     # OF CONTRACTS     AMOUNT
Current Month Balance                       48        717,134.52
Cumulative Balance                         131      2,059,195.12
Current Month Proceeds                                 48,952.24
Cumulative Proceeds                                   321,871.78
Current Month Recoveries                              335,945.26
Cumulative Recoveries                                 831,786.68

                                           RECEIVABLES LIQUIDATED AT 150 OR
                                           MORE DAYS DELINQUENT, 60 OR MORE
                                           DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES LIQUIDATED
                                           AND BY ELECTION:                               AT 150+ AND 60+:
                                                    Balance           Units                   Balance            Units
Prior Month                                           0.00              0                      0.00              0.00
Current Trust Liquidation Balance                     0.00              0                      0.00              0.00
Current Monthly Principal Payments                    0.00
Reopened Loan Due to NSF                              0.00              1
Current Repurchases                                   0.00              0
Current Recovery Sale Proceeds                        0.00             (1)
Deficiency Balance of Sold Vehicles                   0.00
EOP                                                   0.00              0                      0.00              0.00

SPREAD ACCOUNT RECONCILIATION
                                                                      REQUISITE AMOUNT:    18,322,658.49

Total Deposit                                       3,750,000.00
BOP Balance                                         9,247,558.76
Remaining Distribution Amount                       1,475,242.41
Simple Interest Excess to Spread Account                       -
Investment Income                                       9,742.38
Current Month Draw                                             -
EOP Balance Prior to Distribution                  10,732,543.55

Current Spread Account Release Amount                          -

EOP Balance                                        10,732,543.55

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                      SPECIFIED CLASS
                                                                            B RESERVE
                                                                             BALANCE:  2,576,623.85
Total Deposit                                       2,812,500.00

BOP Balance                                         2,635,466.99
Excess Due Class B Reserve
      From Spread Account                                   0.00
Senior Strip                                           48,804.94
Investment Income                                       3,290.73
Current Month Draw                                          0.00
EOP Balance Prior to Distribution                   2,687,562.66

Class B Reserve Account Release Amount                110,938.81

EOP Balance                                         2,576,623.85

      Class B Principal Payment Amount                110,938.81

      Distribution to Certificateholder                        -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------
            UP TO MONTH        TRIGGER EVENT   EVENT OF DEFAULT    UP TO MONTH       TRIGGER EVENT     EVENT OF DEFAULT
                 3                 1.53%             1.95%              3                3.06%              3.90%
                 6                 2.76%             3.50%              6                5.53%              7.00%
                 9                 3.96%             4.87%              9                7.91%              9.74%
                12                 5.22%             5.97%              12              10.45%             11.94%
                15                 6.12%             7.04%              15              12.24%             14.08%
                18                 6.64%             7.85%              18              13.28%             15.70%
                21                 7.17%             8.55%              21              14.33%             17.10%
                24                 7.65%             9.14%              24              15.30%             18.27%
                27                 8.10%             9.58%              27              16.19%             19.17%
                30                 8.47%             9.98%              30              16.94%             19.97%
                33                 8.77%            10.32%              33              17.54%             20.64%
                36                 9.03%            10.69%              36              18.05%             21.37%
                39                 9.22%            10.87%              39              18.44%             21.74%
                42                 9.36%            11.06%              42              18.73%             22.12%
                45                 9.47%            11.17%              45              18.95%             22.34%
                48                 9.59%            11.28%              48              19.18%             22.56%
                51                 9.63%            11.32%              51              19.26%             22.63%
                54                 9.66%            11.39%              54              19.33%             22.78%
                57                 9.70%            11.42%              57              19.40%             22.85%
                60                 9.70%            11.42%              60              19.40%             22.85%
                63                 9.70%            11.42%              63              19.40%             22.85%
                66                 9.70%            11.42%              66              19.40%             22.85%
                69                 9.70%            11.42%              69              19.40%             22.85%
                72                 9.70%            11.42%              72              19.40%             22.85%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:          TRIGGER EVENT    EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date            8.00%            10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller